Supplement dated August 20, 2008 to the

variable annuity prospectuses for the following:

MassMutual Artistry

Panorama Passage®

Panorama Premier

MassMutual RetireEase SelectSM

MassMutual Transitions®

all dated May 1, 2008

Effective September 6, 2008, the ING VP Real Estate Portfolio (Class S) will no longer be available as an investment choice. The portfolio will be reorganized on 9/6/08 with and into the ING Global Real Estate Portfolio (Class S). Anyone who has a current election of the ING VP Real Estate Portfolio when the reorganization occurs will have a current election of the ING Global Real Estate Portfolio as of 9/6/08. The prospectus is revised to reflect this change as noted here:

1. On page 1 of the prospectus, the listing “ING VP Real Estate Portfolio (Class S)” is replaced with “ING Global Real Estate Portfolio (Class S).”

2. In the “Table of Fees and Expenses” section in the “Investment Management Fees and Other Expenses” table, the row for ING VP Real Estate Portfolio (Class S) and applicable footnote is replaced with the following:

Fund	Management Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
ING Global Real Estate Portfolio (Class S)	0.80%	0.17%	0.25%	0.00%A	1.22%B

A. The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolio directly. These fees and expenses include the Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolio invests. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The amount represents less than 0.01% and is included in Other Expenses.

B. The advisor has entered into a written expense limitation agreement with the portfolio under which it will limit expenses of the portfolio to 1.15%, excluding interest, taxes, brokerage, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by the advisor within three years. The expense limit will continue through at least May 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the advisor provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

3. In “Investment Choices – The Funds,” the table row pertaining to the ING VP Real Estate Portfolio (Class S) is replaced with the following:

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
ING Investors Trust
ING Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	Sector